                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 AMENDMENT NO. 1

                                       TO

                                    FORM 8-K

                                       ON

                                   FORM 8-K/A

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): February 9, 2001




                         WEATHERFORD INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its Charter)


        Delaware                       1-13086                    04-2515019
------------------------           ---------------           -------------------
(State of Incorporation)             (Commission              (I.R.S. Employer
                                      File No.)              Identification No.)


15 Post Oak Blvd., Suite 600, Houston, Texas                      77027-3415
--------------------------------------------                     ------------
  (Address of Principal Executive Offices)                        (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 693-4000

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

                                EXPLANATORY NOTE

     This Amendment No. 1 on Form 8-K/A of Weatherford International, Inc., a Delaware corporation ("Weatherford"), amends Weatherford's Form 8-K dated February 9, 2001, to amend and restate Item 7 in its entirety.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


     (b) Pro forma financial information.

     The following Unaudited Pro Forma Condensed Consolidated Financial Statements of Weatherford International, Inc. ("Weatherford") illustrate the effects of the merger of essentially all of our Weatherford Global Compression Services division ("WGCS") into a subsidiary of Universal Compression Holdings, Inc. ("Universal") and the receipt of a 48% equity interest in Universal, or
13.75 million shares of Universal's common stock. The following events occurred prior to or as a part of the transaction: (i) Weatherford purchased GE Capital's 36% ownership interest in the joint venture, which was held by Global Compression Services, Inc., a subsidiary of GE Capital, as well as GE Capital's interests in related entities, for $206.5 million; (ii) Weatherford retained part of WGCS, namely Singapore-based Gas Services International ("GSI") operations, and $10 million in accounts receivable; and (iii) Weatherford contributed the WGCS net assets as adjusted for the purchase of the minority interest and for the excluded assets, to Universal in exchange for a 48% equity interest in Universal valued at approximately $468 million.

     The following Unaudited Pro Forma Condensed Consolidated Financial Statements of Weatherford are based on the historical financial statements of Weatherford and the historical financial statements of WGCS. The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the twelve months ended December 31, 2000 gives effect to Weatherford's disposition of WGCS as if the transaction had occurred on January 1, 2000. The Unaudited Pro Forma Condensed Consolidated Balance Sheet gives effect to the disposition as if this transaction had occurred on December 31, 2000.

     The pro forma adjustments, as described in the accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements, are based on available information and certain assumptions that management believes are reasonable. The pro forma information set forth below is not necessarily indicative of the results that actually would have been achieved had such transactions been consummated as of the aforementioned dates, or that may be achieved in the future.

     All other acquisitions and dispositions by Weatherford are not material individually or in the aggregate; therefore, pro forma information is not presented. The Unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the following:

     o Our Management's Discussion and Analysis of Financial Condition and Results of Operations and our financial statements and related notes thereto contained in our Annual Report on Form 10-K for the year ended December 31, 2000.

     o Our Current Reports on Form 8-K filed on February 26, 2001, January 30, 2001 and October 30, 2000.

     o Universal's Management's Discussion and Analysis of Financial Condition and Results of Operations and its financial statements and related notes thereto contained in its Annual Report on Form 10-K for the fiscal year ended March 31, 2000.

     o Universal's Quarterly Reports on Form 10-Q for the periods ended June 30, 2000, September 30, 2000 and December 31, 2000.

     o Universal's Current Reports on Form 8-K filed on March 23, 2001, March 1, 2001, February 21, 2001, January 29, 2001, January 3, 2001, December 1, 2000, November 9, 2000 and October 26, 2000.

                         WEATHERFORD INTERNATIONAL, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             AS OF DECEMBER 31, 2000
                                 (IN THOUSANDS)




                                                  WEATHERFORD           WGCS            PRO FORMA             WEATHERFORD
                                                   HISTORICAL        ADJUSTED(a)       ADJUSTMENTS             PRO FORMA
                                                 --------------     -------------     -------------        ---------------
ASSETS
Current assets:
   Cash and cash equivalents...............      $      153,808     $       3,118     $    (150,690)(b)     $            --
   Accounts receivable, net................             498,663            52,650                --                 446,013
   Inventories.............................             443,588            77,059                --                 366,529
   Other current assets....................             145,528            12,690                --                 132,838
                                                 --------------     -------------     -------------         ---------------
     Total current assets..................           1,241,587           145,517          (150,690)                945,380
                                                 --------------     -------------     -------------         ---------------

Property, plant and equipment, net.........             973,025           281,622                --                 691,403
Goodwill, net..............................           1,051,562           176,720                --                 874,842
Equity investments in unconsolidated
   subsidiaries............................               9,229                --           467,913 (c)             477,142
Other assets...............................             186,176            13,428                --                 172,748
                                                 --------------     -------------     -------------         ---------------
                                                 $    3,461,579     $     617,287     $     317,223         $     3,161,515
                                                 ==============     =============     =============         ===============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Short-term borrowings and current
     portion of long-term debt.............      $       31,134     $      13,136     $      55,810 (b)     $        73,808
   Accounts payable........................             196,200            26,125                --                 170,075
   Other accrued liabilities...............             235,382            19,886            37,290 (c)             252,786
                                                 --------------     -------------     -------------         ---------------
     Total current liabilities.............             462,716            59,147            93,100                 496,669
                                                 --------------     -------------     -------------         ---------------

Long-term debt.............................             221,004             1,727                --                 219,277
Zero coupon convertible senior
   debentures..............................             509,172                --                --                 509,172
Minority interests.........................             198,523           197,513                --                   1,010
Deferred income taxes and other............             329,206           137,619                --                 191,587
5% Convertible subordinated preferred
   equivalent debentures...................             402,500                --                --                 402,500
Due to Parent..............................                  --            26,682            26,682 (c)                  --

Total stockholders' equity.................           1,338,458           194,599           197,441 (b)(c)        1,341,300
                                                 --------------     -------------     -------------         ---------------
                                                 $    3,461,579     $     617,287     $     317,223         $     3,161,515
                                                 ==============     =============     =============         ===============

                         WEATHERFORD INTERNATIONAL, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2000
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                    WEATHERFORD           WGCS            PRO FORMA              WEATHERFORD
                                                    HISTORICAL         ADJUSTED(a)       ADJUSTMENTS              PRO FORMA
                                                  --------------     --------------    ---------------         --------------
Revenues....................................      $    1,814,261     $      234,835    $            --         $    1,579,426

Cost and expenses:
   Cost of sales............................           1,260,947            188,785                 --              1,072,162
   Selling, general and administrative......             380,070             39,327               (479)(d)            340,264
   Equity in earnings of unconsolidated
     affiliates.............................              (3,402)                --             11,922 (e)(f)           8,520
   Impairment charges for assets to be
     disposed of ...........................              56,318              6,301                 --                 50,017
                                                  --------------     --------------    ---------------         --------------
                                                       1,693,933            234,413             11,443              1,470,963
                                                  --------------     --------------    ---------------         --------------
Operating income (loss).....................             120,328                422            (11,443)               108,463

Other income (expense):
   Interest expense.........................             (59,262)              (920)            (7,216)(g)            (65,558)
   Interest income..........................              11,265                860             (3,048)(h)              7,357
   Other income (expense), net..............              (1,056)            (8,446)                --                  7,390
                                                  --------------     --------------    ---------------         --------------
                                                         (49,053)            (8,506)           (10,264)               (50,811)
                                                  --------------     --------------    ---------------         --------------

Income (loss) before income taxes and
    minority interest.......................              71,275             (8,084)           (21,707)                57,652
Provision (benefit) for income taxes........              32,933             (2,842)            (7,597)(i)             28,178
Provision for income taxes, related to
    deconsolidation of business............               76,517                 --                 --                 76,517
                                                  --------------     --------------    ---------------         --------------
Loss before minority interest...............             (38,175)            (5,242)           (14,110)               (47,043)
Minority interest expense, net of taxes.....                (717)              (520)                --                   (197)
                                                  --------------     --------------    ---------------         --------------
Loss from continuing operations.............      $      (38,892)    $       (5,762)   $       (14,110)        $      (47,240)
                                                  ==============     ==============    ===============         ==============

Loss per share from continuing operations:
   Basic....................................      $        (0.36)                                              $        (0.43)
                                                  ==============                                               ==============
   Diluted..................................      $        (0.36)                                               $        (0.43)
                                                  ==============                                               ==============
Weighted average shares outstanding:
   Basic....................................             109,457                                                      109,457
                                                  ==============                                               ==============
   Diluted..................................             109,457                                                      109,457
                                                  ==============                                               ==============

  NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


PRO FORMA ADJUSTMENTS

     The adjustments to the accompanying Unaudited Pro Forma Condensed Consolidated Balance Sheet are described below:

     (a) Assets merged with Universal that consist of the assets of WGCS, adjusted to exclude the assets of WGCS's Singapore-based operations and $10.0 million of accounts receivable.

     (b) Reflects the use of $150.7 million in available cash and $55.8 million of incremental borrowings associated with the purchase of the 36% minority interest in Weatherford Global Compression, L.P. ("WGC, L.P."), the operating entity of WGCS, from GE Capital for $206.5 million concurrent with the merger with Universal. The difference in the cash payment to GE and the historical minority interest is reflected in the incremental basis in the net assets of WGCS.

     (c) Reflects the contribution of the WGCS business in exchange for 13.75 million shares of Universal common stock, at the cost basis of $34.03 per share. Also reflects $37.3 million of transaction costs related to the merger with Universal.

     The adjustments to the accompanying Unaudited Pro Forma Condensed Consolidated Statement of Operations are described below:

     (d) Represents the reversal of goodwill amortization resulting from the $10 million write-down of assets of GSI, which was acquired on January 12, 2000. The write-down is being amortized over 20 years.

     (e) Represents the amortization of goodwill resulting from the difference between the cost basis of the investment in Universal and Weatherford's underlying equity in net assets of Universal at the date of investment. The cost basis of the investment is the estimated fair market value of the 13.75 million shares of Universal common stock at $34.03 per share. Weatherford's underlying equity is approximately 48% of Universal's equity after the transaction. The resulting goodwill of $149.4 million is amortized over 40 years.

     (f) Reflects Weatherford's 48% equity interest in the pro forma results of operations of Universal of $(8.2) million for the twelve months ended December 31, 2000.

     (g) Reflects the additional interest incurred from the borrowing of funds to pay GE Capital at a current borrowing rate of 6%. A 1/8% variance in the aforementioned borrowing rate would have a $.07 million effect on net income for the year ended December 31, 2000.

     (h) Adjusts historical interest income on the investment of available cash which was used to acquire the minority interest in WGC, L.P. held by GE Capital.

     (i) Records the income tax benefit of pro forma adjustments at a statutory rate of 35%. The effective tax rate may differ.

     (c) Exhibits

2.1 Agreement and Plan of Merger dated October 23, 2000 by and among Weatherford International, Inc., WEUS Holding, Inc., Enterra Compression Company, Universal Compression Holdings, Inc. and Universal Compression, Inc. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of Universal Compression Holdings, Inc. (File No. 001-15843) and Universal Compression, Inc. (File No. 333-48279) filed on October 26, 2000).

2.2 Purchase Agreement, dated as of October 23, 2000, by and among Weatherford International, Inc., WEUS Holding, Inc., Enterra Compression Company, Global Compression Service, Inc. and General Electric Capital Corporation (incorporated by reference to Exhibit F to the Schedule 13D, with respect to the common stock of Universal Compression Holdings, Inc., filed by Weatherford International, Inc. and WEUS Holding, Inc. on November 2, 2000).

10.1 Voting Agreement, dated as of February 9, 2001, among Weatherford International, Inc., WEUS Holding, Inc. and Universal Compression Holdings, Inc. (incorporated by reference to Exhibit 4.1 to the Quarterly Report on Form 10-Q of Universal Compression Holdings, Inc. filed on February 14, 2001).

10.2 Registration Rights Agreement, dated as of February 9, 2001, between WEUS Holding, Inc. and Universal Compression Holdings, Inc. (incorporated by reference to Exhibit 4.3 to the Quarterly Report on Form 10-Q of Universal Compression Holdings, Inc. filed on February 14,
         2001).

10.3 Transition Services Agreement, dated as of February 9, 2001, between Weatherford International, Inc. and Weatherford Global Compression Services, L.P. (incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q of Universal Compression Holdings, Inc. filed on February 14, 2001).

*99.1 Press release dated February 12, 2001 announcing the completion of the Universal Compression transaction.

----------------
* Previously filed

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WEATHERFORD INTERNATIONAL, INC.


Dated: April 9, 2001                      /s/ Lisa W. Rodriguez
                                          --------------------------------------
                                          Lisa W. Rodriguez
                                          Vice President, Finance and Accounting

                                INDEX TO EXHIBITS



NUMBER                               EXHIBIT
------                               -------

2.1 Agreement and Plan of Merger dated October 23, 2000 by and among Weatherford International, Inc., WEUS Holding, Inc., Enterra Compression Company, Universal Compression Holdings, Inc. and Universal Compression, Inc. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of Universal Compression Holdings, Inc. (File No. 001-15843) and Universal Compression, Inc. (File No. 333-48279) filed on October 26, 2000).

2.2 Purchase Agreement, dated as of October 23, 2000, by and among Weatherford International, Inc., WEUS Holding, Inc., Enterra Compression Company, Global Compression Service, Inc. and General Electric Capital Corporation (incorporated by reference to Exhibit F to the Schedule 13D, with respect to the common stock of Universal Compression Holdings, Inc., filed by Weatherford International, Inc. and WEUS Holding, Inc. on November 2, 2000).


10.1 Voting Agreement, dated as of February 9, 2001, among Weatherford International, Inc., WEUS Holding, Inc. and Universal Compression Holdings, Inc. (incorporated by reference to Exhibit 4.1 to the Quarterly Report on Form 10-Q of Universal Compression Holdings, Inc. filed on February 14, 2001).

10.2 Registration Rights Agreement, dated as of February 9, 2001, between WEUS Holding, Inc. and Universal Compression Holdings, Inc. (incorporated by reference to Exhibit 4.3 to the Quarterly Report on Form 10-Q of Universal Compression Holdings, Inc. filed on February 14,
         2001).

10.3 Transition Services Agreement, dated as of February 9, 2001, between Weatherford International, Inc. and Weatherford Global Compression Services, L.P. (incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q of Universal Compression Holdings, Inc. filed on February 14, 2001).

*99.1 Press release dated February 12, 2001 announcing the completion of the Universal Compression transaction.

----------------
* Previously filed